UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2018

QCR Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street

Moline, Illinois 61265

(Address of principal executive offices, including zip code)

(309) 736-3584

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

Pursuant to Item 5.07(d) of Form 8-K, QCR Holdings, Inc. (the “Company”), is filing this Amendment to its Form 8-K originally filed on May 24, 2018, solely for the purpose of disclosing the Company’s decision on the frequency of future advisory votes on executive compensation.

Item 5.07	Submission of Matters to a Vote of Security Holders.

In the proxy statement that the Company provided to its stockholders in connection with the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”), the Board of Directors of the Company recommended that the stockholders vote, on an advisory basis, in favor of conducting future advisory votes on executive compensation every year.  These advisory votes on executive compensation are periodic, non-binding stockholder votes to approve the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statements and are required under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14A-21(b) thereunder.

The Company held its Annual Meeting on May 23, 2018. Of the 13,935,293 shares of common stock issued and outstanding as of the record date for the Annual Meeting, 12,413,266 shares were represented at the meeting in person or by proxy, constituting approximately 89% of the outstanding shares. In a non-binding advisory vote held at the Annual Meeting on the frequency of future advisory votes on executive compensation, 9,125,264 shares voted for one year, 102,431 shares voted for two years, 359,681 shares voted for three years, 12,218 shares abstained and there were 2,813,672 broker non-votes.

Based upon these results, and consistent with the Board of Directors’ recommendation to stockholders in the proxy statement for the Annual Meeting, the Company expects that it will continue to hold an advisory stockholder vote on executive compensation every year until the Company’s 2024 annual meeting of stockholders, when the next stockholder vote on the frequency of future advisory votes on executive compensation is required under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR HOLDINGS, INC.

Dated: October 12, 2018	By:	/s/ Todd A. Gipple
Executive Vice President, Chief Operating Officer and Chief Financial Officer